UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2013 (May 31, 2013)

CCA Industries, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31643	04-2795439
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 MURRAY HILL PARKWAY, EAST RUTHERFORD, NEW JERSEY		07073
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (201) 330-1400
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 8.01 Other Events
The Company issued a press release on May 29, 2012 announcing that the Board of Directors had declared a dividend for the second quarter of fiscal 2012 of $0.07 per share to all shareholders of record as of June 8, 2012, to be paid on July 9, 2012.
Item 9.01 Exhibits
The following exhibits are annexed hereto:

99.1	Press release issued July 16, 2013.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	July 16, 2013

CCA Industries, Inc.

By:	/s/ Stephen A. Heit
Stephen A. Heit
President and Chief Financial Officer